UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright  Street Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/13

Item 1.  Reports to Stockholders.

MutualHedge Frontier Legends Fund

CLASS A, CLASS C AND CLASS I SHARES

Annual Report

September 30, 2013

1-888-643-3431

WWW.MUTUALHEDGE.COM

Distributed by Northern Lights Distributors, LLC

Member FINRA

MutualHedge Frontier Legends Fund:

Annual Letter to Shareholders for the year ended September 30, 2013

MutualHedge Frontier Legends Fund (the “Fund”) began trading on December 31, 2009 with an initial NAV of $10.00 per share.  For the Fund’s last fiscal year, October 1, 2012 through September 30, 2013, Class A Shares (with No Load) returned −10.97%, Class A Shares (with Maximum Load) returned −16.11%, Class C Shares returned −11.55%, and Class I Shares returned −10.74%.  During the period, the Fund underperformed the Barclay BTOP50 Index® (the “Managed Futures Index”) which returned −3.44%.  The Fund’s performance also underscored the low correlation, on average, between managed futures strategies and equities.  In contrast to the Fund, the S&P 500® Total Return Index (the “Equities Index”) returned 19.34% for the year ended September 30, 2013.1  Investors should note that the correlation between the Fund and the Equities Index since the inception of the Fund is −0.01.  Like the managed futures asset class as a whole, the Fund offers the potential for diversification benefits when added to most traditional investment portfolios that have equities as their core.2

Past performance is not an indication of future results.  There is risk of loss.  You can lose money in a managed futures program.

Fund Strategy:

The Fund’s investment objective is to achieve capital appreciation in both rising and falling equity markets, with an annualized level of volatility that is generally lower than the historical level of volatility experienced by the Equities Index.

The Fund’s investment adviser, Equinox Fund Management, LLC (“Equinox” or the “Adviser”) pursues this investment objective mainly by investing in (i) fixed-income securities, and (ii) global derivatives markets, through the proprietary programs of one or more commodity trading advisers (“CTAs”), which are often labeled “managed futures” programs.3

The Adviser draws on its extensive experience in the managed futures space to select CTA programs and, by analyzing the interrelationships among them, combines them in a portfolio that attempts to offer more consistent performance potential with lower volatility than individual programs.  The portfolio is designed to be diversified across (i) trading methodologies (e.g., trend-following, discretionary, spread trading); (ii) trading time horizons (high-frequency, short-term, long-term); (iii) sectors (interest rates, energy, metals, agricultural commodities, equity indices, currencies); and (iv) geography.  The Adviser seeks to manage the risk of the portfolio by monitoring key parameters of the selected programs, including volatility, market sector exposure, drawdowns, and trading activity.  The portfolio is rebalanced periodically, as warranted by its risk-return profile in conjunction with changing market conditions.

_________________

1 The MutualHedge Frontier Legends Fund data source: Gemini Fund Services, LLC.  The Managed Futures Index, Equities Index, and Long-Only Commodities Index data source: PerTrac Financial Solutions.

2 By way of comparison, for the same period, the correlation between the Managed Futures Index and the Equities Index of 0.16 is also very low.  The correlation between the Fund and the Managed Futures Index, as might be expected, is much higher at 0.89.

3 The Fund gains exposure to CTA programs through its wholly-owned subsidiary.

Portfolio and Platform Evolution:

As of September 30, 2013, the Fund’s portfolio consisted of 14 CTA programs, as shown in Table 1 below.  Five diversified intermediate to long-term trend-following programs (WNTN, KeyQuant, QCM, Quantica and Quest) represented approximately 34% of the Fund’s portfolio. Two spread trading programs (EvE and Moody) represented approximately 18%, while two discretionary trading programs (Tiverton and Mesirow) had a 9% allocation. With the recent addition of FORT, the remaining 39% was comprised of five quite diverse and generally shorter-term trading programs: JLI (short-term trading), Cantab (multi-strategy), Crabel (short-term multi-strategy), QIM (short-term pattern recognition) and FORT (medium-term, contrarian).

Table 1 below shows the Fund’s quarter-by-quarter allocations to CTA programs.  During the year, there have been several noteworthy changes in the portfolio.  Two CTA programs, Beach and Lynx, are no longer in the Fund’s portfolio.  These deallocations were motivated mainly by underperformance relative to their peer groups.  However, three new CTA programs were added during the year: Crabel, a very short-term trading program (average holding period less than two days); FORT, a medium-term contrarian program; and KeyQuant, a relatively new diversified trend-following program that tends to make money somewhat differently than traditional programs.  As the table indicates, there were also some major changes in the allocations to some CTA programs, notably QCM, QIM, and JLI (reductions) and Moody and Quest (increases).

Table 1: MutualHedge Portfolio Allocations

Allocations represent the portion of CTA-related investments only, and are presented to illustrate examples of the holdings that the fund has bought and the diversity of areas in which the funds may invest, and may not be representative of the fund's current or future investments.  Portfolio holdings are subject to change and should not be considered investment advice.

It has always been our goal and commitment to seek efficient access to what we believe is a well-constructed portfolio of the best available CTA programs.   The Fund currently obtains exposure to CTA programs through a combination of (i) trading companies and (ii) unfunded derivatives.  We continue to believe that multiple modes of access best serve the interests of the Fund’s investors.

Analysis of Fund Performance:

As shown in Table 2 below, the Fund underperformed both the Equities Index and the Managed Futures Index.  It did, however, succeed in meeting its investment objective as far as volatility, which was a little more than half the volatility of the Equities Index.   Noteworthy as well is the lack of correlation between the Fund and the Managed Futures Index with the Equities Index, a tribute to the diversification provided by this asset class.

Table 2: Performance Statistics of the Fund, October 1, 2012 to September 30, 2013

(Jan-2010 to Sep-2013)
	Return
Volatility
Correlations Fund
BTOP50
S&P500®
Fund (A shares, no load)	−10.97%	7.02%	1.00	0.89	−0.01
Barclay BTOP50 Index®	−3.44%	4.30%	0.89	1.00	0.16
S&P 500 Total Return Index®	19.34%	9.04%	−0.01	0.16	1.00

Investors are not able to invest directly in the indexes referenced in this table. The performance of any index presented does not represent the performance of any particular product sponsored by Equinox Fund Management, LLC.

Past performance is not an indication of future results.  There is risk of loss.  You can lose money in a managed futures program.

Fund Performance Attribution by CTA Program

During the period under review, only three of the Fund’s CTA programs made positive contributions to performance, underscoring the difficult climate for managed futures.  The best performing CTA program was Moody, a relative-value commodities trading program, which contributed about 57 basis points (“bps”) of performance.  Quantica’s diversified trend-following program was next, contributing about 26 bps of performance.  Finally, FORT’s contrarian program, contributed 5 bps.  On the other side of the ledger, QCM’s diversified trend-following program contributed about −332 bps, QIM’s short-term pattern recognition trading program contributed about −175 bps, John Locke’s short-term trading program contributed about −161 bps of performance, and Cantab’s multi-strategy/algorithmic trading program contributed about -152 bps.  As listed in the table, seven other CTA programs contributed between −25 and −100 bps, while two programs had relatively smaller negative contributions of −12 bps or less.  It was clearly not a good year for CTA programs virtually across the board.

Under the prevailing low but volatile interest rate conditions, the Fund’s fixed-income investments (consisting mainly of exchange-traded funds (“ETFs”), most of which seek to track the performance of short-duration, investment-grade fixed-income indices) contributed about 8 bps performance.

Fund Performance Attribution by Sector

Sector	Contribution to Performance
Currencies	-1.61%
Equity Indices	2.98%
Interest Rates	-5.82%
Agricultural Commodities	-1.67%
Energy	-2.78%
Metals	-2.15%
Fixed Income Securities	0.08%
Total	-10.97%

For the second year in a row, Equity Indices were the most important contributors to performance during the year, contributing about 298 bps, as many of the Fund’s CTA programs held long positions in equities for the better part of the year.

Interest rates contributed a staggering -582 bps towards performance, driven mainly by the “taper” fears that came to the forefront towards the end of May.  All other sectors, unfortunately, detracted significantly from performance as well.  The reversal in correlations across asset classes, as the market climate underwent a sea change from the “risk-on, risk-off” mindset of 2011 and 2012 to the new “taper-on, taper-off” watch, resulted in May to August being one of the all-time worst periods for a number of CTA programs.  Fortunately, the market environment seems to have improved significantly starting in September, as we discuss later.

Fund Sector Diversification

The Fund’s sector diversification, as of September 30, 2013 and September 30, 2012, respectively, is shown in the charts below.

There have been a few notable changes during the year.  Allocations to the physical commodity sectors are lower: exposure to agricultural commodities and metals has decreased, while allocation to energy has increased since last September.  Conversely, exposures to the financial sectors (equity indices, interest rates and currencies) are all higher now than they were a year ago.

We are often asked whether Equinox actively manages these sector risk exposures.  In fact, the CTA trading programs to which the Fund allocates have their own target risk exposure to various sectors, and Equinox takes these into account while selecting managers and constructing the Fund’s portfolio.  The actual sector risk exposures shown above are generally a function of the signals generated by the trading models of various CTA programs.   Equinox monitors these exposures continually, both at the individual program level as well as at the portfolio level in an effort to understand current trends in various markets.  It is also worth noting that these exposures are “gross” risk exposures: a sector that has long positions whose risk exposure is say 5% and short positions whose risk exposure is say 5% will be shown as having an exposure of 10%, even though the “net” exposure can be thought of as zero.

Sector Diversification as of September 30, 2013

Sector Diversification as of September 30, 2012

Portfolio holdings are subject to change and should not be considered investment advice.

The Fund’s risk allocations across sectors shows very little change between September 2012 and September 2013.  Interest Rates and Equity Indices continue to be the two largest exposures.  However, it should be noted that the above are gross exposures (i.e., long and short exposures are not netted out) aggregated across the Fund’s CTA programs, and are a snapshot at one point in time.  Net exposures can look quite different, as long and short positions, both within programs and across programs, are netted out.  In terms of net risk exposure, most diversified intermediate to long-term trend-following programs had long exposure to all sectors except metals.  Equity Indices represented the largest net long exposure, followed by Interest Rates.  Net long exposures to Currencies, Energy, and Agricultural Commodities were positive but relatively smaller.

Market Commentary and Outlook

At the end of a challenging year, it is worth recapping the events of the last 12 months and how they have affected CTAs.  A number of key factors affected both the real economy and financial markets over this period, among them: continuing monetary easing by major central banks, tempered by fears of the Federal Reserve’s “tapering” its bond purchases; the U.S. sequester, debt ceiling, and government shutdown; the situations in Syria, Egypt, and Iran.

Market conditions were extremely difficult for most CTA programs. While the “risk on, risk off” climate that prevailed during much of 2011 and 2012 finally seemed end in early 2013, it appeared at least temporarily to have been replaced by a new “taper on, taper off” regime.  This became sharply evident towards the end of May, when taper fears caused the Nikkei Index to drop more than 7% in single day, saw the yield on the U.S. 10-year Treasury spike from 1.6% to 2.7% over the span of a few days, and also witnessed dramatic reversals in correlation patterns, especially between bonds and most other risky assets.  Most prominent and seasoned CTA programs gave up all the positive performance they had earned, and the months that followed saw many CTAs suffer their worst-ever stretch of performance.  It was, to put it bluntly, a “bloodbath” that only a handful of CTAs managed to come through even somewhat creditably.  Fortunately, September has seen markets revert to more “normal” conditions, and it has begun to feel to us as though fundamental economic forces and trends are once again in the ascendancy.  Taper fears appear to be behind us, at least for the time being.

Many market professionals continue to express the view that the bull market in equities may not be sustainable based on fundamentals, and it may be important to consider rebalancing of investment portfolios.  Interest rates, too, are still near all-time lows, even though they have bounced back a little since May.  Investors should bear in mind that CTA programs have historically offered useful diversification benefits, with the potential for attractive risk-adjusted returns over the long term. In our opinion, the asset class should continue to offer these potential benefits in a macro environment that is still challenging and a geopolitical outlook that remains fraught with uncertainty.  Conditions in September and October seem to point towards what we hope will be a continuing recovery in the asset class.

Some of the risks we perceive on the horizon for 2014 include: the ongoing drama of the U.S. debt ceiling and another potential government shutdown, the slowing of U.S. economic growth as a result of the budget sequester, a globally weak overall economic climate, and continuing tension in the Middle East.  Given these risks, markets could continue to be volatile.

Difficult market conditions, the prevailing climate of uncertainty, and the unpredictable nature of financial markets and most asset classes pose serious challenges for investors and investment professionals.  As always, we encourage investors to focus on holding a portfolio that contains a strategic mix of traditional and alternative asset classes, appropriate for their long-term goals.  We believe a well-balanced portfolio may provide protection from volatility, while also affording opportunities for potential long-term growth.  A Fund such as ours can play an important part in such a portfolio because of its potential for earning absolute returns with low volatility, and the potential diversification benefits afforded by its low correlation with most other asset classes.

The Fund’s portfolio as of September 30, 2013 was positioned to potentially perform well under these conditions to the extent possible, and Equinox will continually seek to provide the Fund’s investors with what we believe to be the best possible CTA program mix as conditions change and markets evolve.  As always, we encourage investors to focus on holding a portfolio that contains a strategic mix of traditional assets and alternative asset classes, appropriate for their long-term goals.  A well-balanced portfolio may provide protection from volatility, while also affording opportunities for potential long-term growth.  We believe that the Fund can play an important part in such a portfolio.

Thank you for investing in the MutualHedge Frontier Legends Fund.

Descriptions of Indexes and Terms:

The Barclay BTOP50 Index® seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. To be included in the BTOP50, the following criteria must be met:

▪

   Program must have at least two years of trading activity.

▪

   Program’s advisor must have at least three years of operating history.

▪

   The BTOP50’s portfolio will be equally weighted among the selected programs at the beginning of each calendar year and will be rebalanced annually.

Source: barclayhedge.com.

The S&P 500®Total Return Index is widely regarded as the best single gauge of the U.S. equities market. This world-renowned Index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500® focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. Total return provides investors with a price-plus-gross cash dividend return. Gross cash dividends are applied on the ex-date of the dividend.

Source: standardandpoors.com.

The Nikkei 225, more commonly called the Nikkei, the Nikkei index, or the Nikkei Stock Average is a stock market index for the Tokyo Stock Exchange (TSE).  It has been calculated daily by the Nihon Keizai Shimbun (Nikkei) newspaper since 1950. It is a price-weighted index (the unit is yen), and the components are reviewed once a year.

Contrarian – Unlike trend-following models, which generate buy (sell) signals in the early stage of an upward (or downward) trend, contrarian models generate buy (or sell) signals at the end of the turning point of a downward (or upward) trend.

Correlation Coefficient, r, indicates both the strength and direction of the relationship between the independent and dependent variables. Values of r range from -1.0, a strong negative relationship, to +1.0, a strong positive relationship. When r=0, there is no relationship between variables x and y.

Derivative Contract is a financial contract which derives its value from the performance of another entity such as an asset, index, or interest rate, called the "underlying".  Derivatives are one of the three main categories of financial instruments, the other two being equities (i.e. stocks) and debt (i.e. bonds and mortgages).

Discretionary Trading Strategy (also known as Fundamental Analysis) is the study of basic, underlying factors that will affect the supply and demand of an investment.  For example, with respect to commodity futures, fundamental analysis may look at crop reports, weather patterns, economic reports and other fundamental data to determine whether to buy or sell the futures contract.

Long Position refers to the buying of a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.

Maximum Drawdown measures of risk (also known as Worst Historical Loss) that illustrates the largest peak-to-valley decline, based on simulated monthly rates of return, during a given time period. The Worst Historical Loss depicted in this presentation is not the maximum loss that can occur. There is no guarantee that any particular investment will meet its intended objective; accordingly, investors could lose a substantial portion, or even all, of their investment.

Multi-strategy refers to managed futures programs that employ various trading strategies.

Pattern Recognition is defined as the categorization of input data into identifiable classes via the extraction of significant futures or attributes of the data from a background of irrelevant detail.

Short Position is a position whereby an investor sells borrowed securities in anticipation of a price decline and is required to return an equal number of shares at some point in the future.

Spread Trading is generally understood to mean the simultaneous purchase of a security (futures contract, option, stock, bond, etc.) and sale of a related security.  Spread trades are executed to attempt to profit from the widening or narrowing of the spread, rather than from movement in the prices of the individual "legs" of the trade directly.

A Trend Following strategy generally seeks to identify the general direction of one or more global market segments (either up or down) using indicators such as current market prices and moving average prices, and buy or sell investments based on the assessment of these trade signals as determined before a trade is made.  Trend-following generally focuses on the direction an investment or global market segment already has gone and not on the direction it may go.

Volatility is a measurement of the frequency and magnitude of changes in price over a given time period.

Yield is the amount of return an investor will realize on a bond. Though several types of bond yields can be calculated, nominal yield is the most common. This is calculated by dividing amount of interest paid by the face value. Current yield is calculated by dividing the amount of interest it pays by current market price of the bond.

MH652 /  2956-NLD-11/27/2013

MutualHedge Frontier Legends Fund
PORTFOLIO REVIEW
September 30, 2013 (Unaudited)

The Portfolio's performance figures* for the year ended September 30, 2013, as compared to its benchmark:

	Six Months	One Year	Three Year	Since Inception**
MutualHedge Frontier Legends Fund Class A	(8.20)%	(10.97)%	(2.01)%	(1.35)%
MutualHedge Frontier Legends Fund Class A with load	(13.49)%	(16.11)%	(3.94)%	(2.90)%
MutualHedge Frontier Legends Fund Class C	(8.47)%	(11.55)%	(2.74)%	(2.07)%
MutualHedge Frontier Legends Fund Class I	(8.07)%	(10.74)%	N/A	(4.24)%
Barclays BTOP50 Index	(4.15)%	(3.86)%	(1.70)%	(0.62)%
S&P 500 Total Return Index	8.31%	19.34%	16.27%	13.98%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%.   Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 2.45% for Class A shares, 3.20% for Class C shares and 2.20% for Class I Shares per the January 29, 2013, prospectus. For performance information current to the most recent month-end, please call toll-free 1-888-643-3431.

The Barclays BTOP50 Index ("BTOP50 Index") seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclays CTA Universe. For 2013 there are 20 funds in the BTOP50 Index.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.
** Inception date is December 31, 2009 for Class A and Class C shares. Inception date is May 24, 2011 for Class I shares.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	64.4%
Short-Term Investments	26.8%
Structured Note	2.6%
Systematic Trading Companies	0.5%
Options Purchased	0.5%
Other / Cash & Cash Equivalents Less Liabilities	5.2%
100.0%

MutualHedge Frontier Legends Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2013
Shares		Value
	EXCHANGE TRADED FUNDS - 64.4%
1,025,550	iShares Barclays 1-3 Year Credit Bond Fund	$ 107,969,904
485,430	iShares Core Total US Bond Market ETF	52,038,096
1,231,725	Vanguard Short-Term Bond ETF	98,993,738
1,360,970	Vanguard Short-Term Corporate Bond ETF	108,333,212
	TOTAL EXCHANGE TRADED FUNDS
	(Cost $366,523,561)	367,334,950

	SYSTEMATIC TRADING COMPANIES *+ - 0.5%
29,837	WNTN TradeCo - Diversified Program, LLC E2
	(Cost $2,967,230)	2,789,052

Principal
	STRUCTURED NOTE - 2.6%
$ 15,000,000	SGI 10 Year Bond Index Deposit, due 2/27/16 *
	(Cost $15,000,000)	14,632,500

Contracts ^
	PURCHASED OPTIONS*+ - 0.5%
	PURCHASED CALL OPTIONS - 0.1%
8	10 Year Note, Strike Price $126, Expiration Date 11/22/2013	11,500
35	Aluminum, Strike Price $1900, Expiration Date 10/02/2013	-
17	Copper (LME), Strike Price $7200, Expiration Date 10/02/2013	41,038
26	Copper (LME), Strike Price $7500, Expiration Date 10/02/2013	85
84	Fibers, Strike Price $0.93, Expiration Date 11/08/2013	31,500
156	Foodstuff, Strike Price $17.5, Expiration Date 10/15/2013	125,798
156	Foodstuff, Strike Price $18, Expiration Date 10/15/2013	61,152
35	Precious Metal, Strike Price $1450, Expiration Date 01/28/2014	66,150
	TOTAL PURCHASED CALL OPTIONS (Cost $660,439)	337,223

	PURCHASED PUT OPTIONS - 0.4%
32	Aluminum, Strike Price $1875, Expiration Date 12/04/2013	58,856
35	Aluminum, Strike Price $1775, Expiration Date 10/02/2013	980
39	Copper (LME), Strike Price $6000, Expiration Date 12/04/2013	3,910
87	Copper (LME), Strike Price $6500, Expiration Date 07/02/2014	480,697
68	Copper (LME), Strike Price $6600, Expiration Date 10/02/2013	-
78	Copper (LME), Strike Price $6600, Expiration Date 12/04/2013	83,460
89	Copper (LME), Strike Price $6800, Expiration Date 10/02/2013	-
145	Copper (LME), Strike Price $7000, Expiration Date 12/04/2013	405,891
63	Copper (LME), Strike Price $7200, Expiration Date 06/04/2014	645,498
34	Copper (LME), Strike Price $7300, Expiration Date 10/02/2013	34,501
37	Copper (LME), Strike Price $7300, Expiration Date 12/04/2013	197,524
29	Copper (LME), Strike Price $7500, Expiration Date 12/04/2013	233,957
19	Soy, Strike Price $13, Expiration Date 12/27/2013	53,913
	TOTAL PURCHASED PUT OPTIONS (Cost $5,541,550)	2,199,187

	TOTAL PURCHASED OPTIONS (Cost $6,201,989)	$ 2,536,410

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

	Shares
		SHORT-TERM INVESTMENTS - 26.8%
	47,642,853	BlackRock International Dollar Reserve Series B ** +	$ 47,642,853
	52,615,669	Goldman Sachs Funds PLC - US$ Liquid Reserves Fund ** +	52,615,669
	52,624,652	JPMorgan Liquidity Funds - US Dollar Liquidity Fund ** +	52,624,652
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $152,883,174)	152,883,174

		TOTAL INVESTMENTS - 94.8% (Cost $543,575,954) (a)	$ 540,176,086
		OTHER ASSETS AND LIABILITIES - NET - 5.2%	29,783,388
		TOTAL NET ASSETS - 100.0%	$ 569,959,474

(a)

Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes, including written options, is $538,646,471and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized Appreciation:	$ 2,788,357
		Unrealized Depreciation:	(3,205,144)
		Net Unrealized Depreciation:	$ (416,787)
*	Non-Income producing investment.
^	Each option contract allows the holder the option to purchase or sell 100 shares of the underlying security.
**	Pledged as collateral for swap agreement.
+	This investment is a holding of MutualHedge Fund Limited CFC.

	Contracts ^		Value
		WRITTEN CALL OPTIONS * +
	20	Aluminum, Strike Price $1925, Expiration Date 12/04/2013	$ 11,505
	35	Aluminum, Strike Price $1950, Expiration Date 10/02/2013	-
	49	Aluminum, Strike Price $2100, Expiration Date 06/04/2014	60,613
	17	Copper (LME), Strike Price $7200, Expiration Date 10/02/2013	41,038
	61	Copper (LME), Strike Price $7500, Expiration Date 10/02/2013	198
	32	Copper (LME), Strike Price $7500, Expiration Date 12/04/2013	99,832
	23	Currency, Strike Price $1.58, Expiration Date 12/06/2013	65,263
	23	Currency, Strike Price $1.6, Expiration Date 12/06/2013	44,131
	84	Fibers, Strike Price $1.03, Expiration Date 11/08/2013	4,200
	156	Foodstuff, Strike Price $19, Expiration Date 10/15/2013	8,736
	32	Precious Metal, Strike Price $1400, Expiration Date 11/25/2013	50,240
	10	Soy, Strike Price $14, Expiration Date 10/25/2013	1,625
		TOTAL WRITTEN CALL OPTIONS (Premiums received $564,076)	387,381

		WRITTEN PUT OPTIONS * +
	49	Aluminum, Strike Price $1600, Expiration Date 06/04/2014	21,682
	35	Aluminum, Strike Price $1775, Expiration Date 10/02/2013	980
	20	Aluminum, Strike Price $1775, Expiration Date 12/04/2013	13,650
	39	Copper (LME), Strike Price $6000, Expiration Date 12/04/2013	3,910
	87	Copper (LME), Strike Price $6500, Expiration Date 07/02/2014	480,697
	32	Copper (LME), Strike Price $6500, Expiration Date 12/04/2013	26,400
	68	Copper (LME), Strike Price $6600, Expiration Date 10/02/2013	-
	78	Copper (LME), Strike Price $6600, Expiration Date 12/04/2013	83,460
	89	Copper (LME), Strike Price $6800, Expiration Date 10/02/2013	-
	145	Copper (LME), Strike Price $7000, Expiration Date 12/04/2013	405,891
	34	Copper (LME), Strike Price $7300, Expiration Date 10/02/2013	34,501
	37	Copper (LME), Strike Price $7300, Expiration Date 12/04/2013	197,524
	29	Copper (LME), Strike Price $7500, Expiration Date 12/04/2013	233,958
	156	Foodstuff, Strike Price $17.5, Expiration Date 10/15/2013	13,978
	37	Precious Metal, Strike Price $1200, Expiration Date 11/25/2013	35,890
	10	Soy, Strike Price $12.4, Expiration Date 10/25/2013	6,500
		TOTAL WRITTEN PUT OPTIONS (Premiums received $4,221,122)	1,559,021

		TOTAL WRITTEN OPTIONS (Premiums received $4,785,198)	$ 1,946,402

*	Non-Income producing investment.
+	This investment is a holding of MutualHedge Fund Limited CFC.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

Unrealized Appreciation/
SWAP CONTRACT *+	(Depreciation)

Total return swap with Deutsche Bank AG, London Branch.  The swap provides exposure to the total returns on a basket of CTA programs that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank.  The basket is comprised of a diversified collection of CTA programs including systematic trend following, relative value and short term trading programs. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap, the notional allocation to each CTA program, and the mix of CTA programs.  The swap was effective on September 26, 2011 and has a term of five years therefrom unless earlier terminated.  In addition, the swap provides for an 0.50% fee to Deutsche Bank. (Notional Value $675,869,618)

$ (49,120,666)
Total Net Unrealized Depreciation on Swap Contract	$ (49,120,666)

See accompanying notes to consolidated financial statements.

FORWARD FOREIGN CURRENCY CONTRACTS
Contracts Purchased
Settlement Date	Foreign Currency Units to Receive/Deliver+		In Exchange For		Contracts at U.S. $ Value	Unrealized Appreciation/ (Depreciation)
12/18/2013	(8,947,487)	USD	(5,653,084)	GBP	(8,945,670)	$ (196,093)
12/18/2013	(12,826,929)	USD	(9,660,828)	EUR	(12,824,244)	(239,598)
12/18/2013	(7,974,187)	USD	(9,844,297)	NZD	(7,972,693)	(154,611)
12/18/2013	(13,949,102)	USD	(15,058,419)	AUD	(13,946,287)	(15,348)
12/18/2013	(50,509,402)	NOK	(8,416,845)	USD	(8,360,492)	(54,611)
12/18/2013	(15,520,682)	CAD	(14,982,759)	USD	(15,032,304)	51,546
12/18/2013	(1,477,371)	SGD	(1,172,040)	USD	(1,177,475)	5,610
12/18/2013	(1,433,463,678)	JPY	(14,476,841)	USD	(14,595,698)	122,864
12/18/2013	(157,344,061)	SEK	(23,919,134)	USD	(24,408,548)	494,979
12/18/2013	(59,493,875)	CZK	(3,075,489)	USD	(3,133,054)	57,539
12/18/2013	(49,987,537)	INR	(764,131)	USD	(779,101)	15,120
12/18/2013	(754,730)	MYR	(230,076)	USD	(230,674)	632
12/18/2013	(8,566,981)	PLN	(2,673,099)	USD	(2,729,025)	56,475
12/18/2013	(9,991,032)	PHP	(229,319)	USD	(230,318)	1,063
12/18/2013	(6,539,828)	TWD	(222,106)	USD	(221,777)	(292)
12/18/2013	(2,992,219)	TRY	(1,475,947)	USD	(1,460,517)	(15,106)
12/18/2013	(735,166,388)	HUF	(3,233,167)	USD	(3,323,766)	91,253
12/18/2013	(27,364,904)	ZAR	(2,733,664)	USD	(2,686,944)	(46,149)
12/18/2013	(2,723,118,390)	KRW	(2,470,150)	USD	(2,518,943)	49,302
12/18/2013	(51,474,448)	RUB	(1,543,823)	USD	(1,570,857)	27,410
12/18/2013	(1,816,337)	ILS	(512,435)	USD	(514,335)	2,016
12/18/2013	(6,598,184)	THB	(205,557)	USD	(210,326)	4,811
12/18/2013	(25,816,961)	MXN	(1,993,315)	USD	(1,953,108)	(39,827)
12/18/2013	(6,239,821)	BRL	(2,685,666)	USD	(2,761,673)	76,559
12/18/2013	(536,355,130)	CLP	(1,044,006)	USD	(1,051,129)	7,310
						$ 302,854

MutualHedge Frontier Legends Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2013

FORWARD FOREIGN CURRENCY CONTRACTS (Continued)
Contracts Sold
Settlement Date	Foreign Currency Units to Receive/Deliver+		In Exchange For		Contracts at U.S. $ Value	Unrealized Appreciation/ (Depreciation)
12/18/2013	16,909,257	USD	10,629,719	GBP	$ 16,906,233	$ 283,799
12/18/2013	14,362,341	USD	10,714,573	EUR	14,354,521	129,432
12/18/2013	12,814,802	USD	15,966,610	NZD	12,812,176	369,390
12/18/2013	15,463,531	USD	16,732,195	AUD	15,459,450	53,091
12/18/2013	51,976,146	NOK	8,734,048	USD	8,602,294	128,968
12/18/2013	17,562,702	CAD	17,018,090	USD	17,022,628	5,743
12/18/2013	1,786,697	SGD	1,400,125	USD	1,423,933	(24,095)
12/18/2013	1,557,935,023	JPY	15,622,236	USD	15,863,925	(245,180)
12/18/2013	131,161,114	SEK	19,915,045	USD	20,347,400	(436,416)
12/18/2013	41,565,246	CZK	2,137,367	USD	2,188,437	(51,512)
12/18/2013	14,240,969	INR	218,951	USD	221,961	(3,050)
12/18/2013	219,241	MYR	67,312	USD	67,003	294
12/18/2013	3,435,389	PLN	1,068,601	USD	1,094,304	(25,967)
12/18/2013	28,879,856	PHP	651,097	USD	665,789	(14,837)
12/18/2013	11,443,024	TWD	386,589	USD	388,040	(1,528)
12/18/2013	964,766	TRY	462,873	USD	470,916	(8,136)
12/18/2013	234,507,567	HUF	1,044,065	USD	1,060,199	(16,380)
12/18/2013	17,583,969	ZAR	1,713,892	USD	1,726,642	(13,025)
12/18/2013	891,499,037	KRW	821,615	USD	824,642	(3,210)
12/18/2013	21,584,846	RUB	651,764	USD	658,734	(7,104)
12/18/2013	2,884,850	ILS	802,601	USD	816,926	(14,488)
12/18/2013	1,646,453	THB	52,491	USD	52,482	(3)
12/18/2013	21,993,565	MXN	1,637,103	USD	1,663,836	(27,068)
12/18/2013	1,719,931	BRL	758,891	USD	761,235	(2,487)
12/18/2013	268,443,140	CLP	527,463	USD	526,059	1,284
						$ 77,515

Net Unrealized Appreciation from Forward Foreign Currency Contracts						$ 380,369

+ This investment is a holding of MutualHedge Fund Limited CFC.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
Futures Contracts
September 30, 2013

Description	Long Contracts +	Notional Amount at Value ++	Expiration Date	Unrealized Appreciation/ (Depreciation)
10 YEAR NOTE	106	$ 13,397,406	December 2013	$ 138,167
10YR GOVERNMENT BOND	5	2,732,013	December 2013	7,284
10YR JGB	24	35,197,721	December 2013	216,750
2 YEAR NOTE	205	45,154,453	December 2013	76,938
3 MONTH EURO SWISS FRANC	9	2,485,302	June 2014 - September 2014	83
3 MONTH EURO YEN	9	2,284,306	December 2013 - June 2014	153
3 MONTH STERLING	229	46,017,061	December 2013 - September 2015	2,691
3YR GOVERNMENT T BOND	33	4,181,373	December 2013	9,796
5 YEAR NOTE	129	15,615,047	December 2013	57,501
90 DAY EURO TIME DEPOSIT	669	166,313,425	December 2013 - September 2016	83,963
AEX INDEX	30	3,044,387	October 2013	(48,124)
ALUMINUM	482	22,006,446	October 2013 - December 2014	(630,304)
AUD 90DAY BILL	191	41,626,327	December 2013 - September 2014	27,554
AUSTRALIAN DOLLAR	7	649,530	December 2013	(6,770)
BANK ACCEPTANCE NOTE	606	145,006,232	December-13 - December-14	64,880
BRENT OIL	101	10,939,730	November-13 - December-13	(439,700)
BRITISH POUNDS	129	13,042,706	December 2013	152,103
CAC40 10 INDEX	102	5,720,460	October 2013	(20,243)
CANADIAN DOLLAR	18	1,743,660	December 2013	2,435
COCOA	77	2,045,688	December 2013 - March 2014	84,825
COPPER	30	2,492,250	December 2013	(5,882)
COPPER (LME)	582	106,174,408	October 2013 - July 2014	2,431,519
COTTON	21	915,705	December 2013	(2,375)
CRUDE OIL	70	7,135,280	November-13 - June-14	(255,664)
DAX INDEX FUTURE	25	7,261,463	December 2013	(32,177)
E-MINI DOW ($5) INDEX	43	3,234,890	December 2013	(80,632)
E-MINI NASDAQ 100	132	8,471,760	December 2013	37,875
EUR/CAD	4	677,272	December 2013	5,359
EUR/GBP	2	338,368	December 2013	(2,266)
EUR/JPY	19	3,209,525	December 2013	(4,490)
EURIBOR	751	252,645,166	December 2013 - June 2016	46,753
EURO BUND	39	7,412,120	December 2013	59,086
EURO DOLLAR	83	14,034,263	December 2013	134,040
EURO-BOBL	119	20,031,269	December 2013	108,717
EUROFX/NOK	3	509,436	December 2013	11,265
EUROSCHATZ	329	49,132,228	December 2013	44,396
EUROSTOXX 50	152	5,919,523	December 2013	(33,182)
FEEDER CATTLE	6	495,600	November 2013	11,513
FTSE 100 INDEX	30	3,122,037	December 2013	(63,368)
GAS OIL	33	2,995,950	November 2013 - June 2014	(78,950)
GBP/CAD	4	809,948	December 2013	17,800
GBP/JPY	12	2,424,239	December 2013	16,078
HANG SENG INDEX	19	2,802,843	October 2013	(45,107)
HEAT OIL	13	1,620,221	November 2013 - December 2013	(83,026)
H-SHARES INDEX	11	732,884	October 2013	(25,838)
IBEX 35+ INDEX	20	2,471,275	October 2013	26,824
JAPENESE YEN	5	636,625	December 2013	2,488
LEAD	259	13,664,408	October 2013 - December 2014	(31,277)

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
Futures Contracts (Continued)
September 30, 2013

Description	Long Contracts +	Notional Amount at Value ++	Expiration Date	Unrealized Appreciation/ (Depreciation)
LEAN HOG	43	$ 1,489,950	December 2013	$ (12,770)
LIVE CATTLE	23	1,215,630	December 2013 - February 2014	8,400
LONG GILT BOND	63	11,249,529	December 2013	73,905
MEXICAN PESO	7	264,863	December 2013	(6,366)
MIDCAP E-MINI INDEX	16	1,984,960	December 2013	19,474
MINI NK225 INDEX	73	1,074,163	December 2013	(1,434)
MINI RUSSELL2000 INDEX	23	2,464,220	December 2013	12,400
MINI SILVER	5	108,715	December 2013	(675)
MINI-S&P INDEX	159	13,310,685	December 2013	(177,572)
MSCI TAIWAN INDEX	93	2,670,030	October 2013	(53,670)
NATURAL GAS	8	287,310	November 2013 - June 2014	(20,070)
NEKKEI 225	18	1,315,350	December 2013	(6,390)
NEW ZEALAND DOLLAR	25	2,066,000	December 2013	15,075
NICKEL	39	3,255,031	October 2013 - December 2013	(150,100)
NIKKEI 225 INDEX	20	2,283,734	December 2013	23,003
NZD/JPY	2	330,233	December 2013	(519)
ORANGE JUICE	2	39,390	November 2013	(870)
PALLADIUM	5	363,575	December 2013	(3,550)
ROUGH RICE	3	90,780	November 2013	(3,760)
S&P/MIB ITALIAN INDEX	3	353,420	December 2013	(5,079)
S&P/TSX 60 (CAD)	14	1,984,092	December 2013	(10,405)
SGX CNX NIFTY INDEX	10	115,310	October 2013	(3,768)
SIMEX MINI JAPENSE GOVERNMENT BOND	16	2,346,515	December 2013	7,520
SOYBEAN	54	3,462,863	November 2013 - March 2014	(85,188)
SOYMEAL	36	1,459,440	December 2013	10,380
SPI 200	28	3,406,317	December 2013	(21,196)
SUGAR	37	751,722	March 2014	20,205
SWISS FRANC	24	3,320,700	December 2013	58,225
TOPIX INDEX	4	486,822	December 2013	387
US DOLLAR INDEX	1	80,323	December 2013	(1,707)
US TREASURY BILLS	5	666,875	December 2013	1,219
USD/NOK	4	401,713	December 2013	(2,273)
USD/SEK	1	100,228	December 2013	1,259
USD/ZAR	4	406,101	December 2013	(1,341)
WHEAT	4	136,125	December 2013 - March 2014	1,113
WHITE SUGAR NO5	25	607,625	December 2013	(770)
ZINC (LME)	225	10,736,735	October 2013 - December 2014	(293,053)

		Net Unrealized Appreciation from Open Long Futures Contracts		1,379,500

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
Futures Contracts (Continued)
September 30, 2013

Description	Short Contracts +	Notional Amount at Value ++	Expiration Date	Unrealized Appreciation/ (Depreciation)
10 YEAR NOTE	20	$ 2,527,813	December 2013	$ (8,041)
10YR GOVERNMENT BOND	1	546,403	December 2013	(2,132)
3 MONTH EURO SWISS FRANC	24	6,629,103	December 2013 - March 2014	(691)
3 MONTH STERLING	19	3,793,027	June 2014 - June 2016	(6,474)
3YR GOVERNMENT T BOND	5	633,541	December 2013	(3,043)
5 YEAR NOTE	10	1,210,469	December 2013	(3,066)
90 DAY EURO TIME DEPOSIT	29	7,176,150	March 2015 - March 2017	(20,100)
ALUMINUM	508	23,163,649	October 2013 - December 2014	493,585
ASX 30 DAY INTERBANK CASH RATE	7	1,568,448	October 2013	(115)
AUSTRALIAN DOLLAR	6	556,740	December 2013	(1,210)
BANK ACCEPTANCE NOTE	1	239,402	March 2014	(24)
BRENT OIL	56	6,016,080	December 2013	231,140
CAC40 10 INDEX	3	168,249	October 2013	(271)
CANADIAN DOLLAR	14	1,356,180	December 2013	(980)
CANADIAN GOVERNMENT BOND	44	5,533,185	December 2013	(77,689)
CANOLA	8	74,762	November 2013	774
COFFEE	84	2,457,741	November 2013 - March 2014	129,966
COPPER (LME)	550	100,334,158	October 2013 - July 2014	(1,535,075)
CORN	134	2,963,375	December 2013 - May 2014	186,715
CRUDE OIL	22	2,251,260	November 2013	57,766
EUR/CHF	3	506,451	December 2013	2,072
EUR/GBP	1	169,184	December 2013	1,598
EURO BUND	26	4,941,413	December 2013	(43,665)
EURO DOLLAR	5	845,438	December 2013	938
EURO-BOBL	15	2,524,950	December 2013	(10,511)
EURO-OAT	15	2,688,288	December 2013	(45,248)
FTSE 100 INDEX	5	520,339	December 2013	8,279
GAS OIL	12	1,094,500	October 2013 - November 2013	75
GOLD	28	3,715,600	December 2013	(15,420)
HEAT OIL	16	1,996,848	November 2013	39,568
JAPENESE YEN	4	509,300	December 2013	(4,862)
LEAD	259	13,664,408	October 2013 - December 2014	(54,675)
LEAN HOG	1	35,560	February 2014	(180)
LIVE CATTLE	2	105,580	December 2013	(2,890)
LONG GILT BOND	9	1,607,076	December 2013	(16,801)
MINI NK225 INDEX	-	(46)	December 2013	46
MSCI TAIWAN INDEX	6	172,260	October 2013	2,780
NATURAL GAS	60	2,188,390	November 2013 - December 2013	44,933
NICKEL	57	4,759,571	October 2013 - December 2013	98,537
NYH RBOB UNLEADED GAS	11	1,214,228	November 2013	15,851
OAT	1	15,963	December 2013	(525)
PLATINUM	1	70,620	January 2014	130
RAPESEED	18	442,840	November 2013	2,672
S&P/MIB ITALIAN INDEX	2	235,613	December 2013	3,815
S&P/TSX 60 (CAD)	1	141,721	December 2013	601
SGX CNX NIFTY INDEX	47	541,957	October 2013	17,428

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
Futures Contracts (Continued)
September 30, 2013

Description	Short Contracts +	Notional Amount at Value ++	Expiration Date	Unrealized Appreciation/ (Depreciation)
SGX MSCI SINGAPORE INDEX	5	$ 288,183	October 2013	$ 3,010
SILVER	5	542,700	December 2013	(2,325)
SIMEX MINI JAPENSE GOVERNMENT BOND	6	879,943	December 2013	(366)
SOYBEAN	23	1,476,513	November 2013 - January 2014	24,855
SOYOIL	88	2,170,080	December 2013	89,262
SUGAR	160	3,250,453	March 2013 - May 2013	(14,348)
SWISS FED BONDS	4	645,022	December 2013	(6,918)
ULTRA TREASURY BOND	6	852,563	December 2013	(229)
US DOLLAR INDEX	41	3,293,243	December 2013	10,902
US TREASURY BILLS	14	1,867,250	December 2013	(15,667)
USD/SEK	2	200,456	December 2013	2,036
VOLATILITY INDEX	17	283,800	October 2013 - November 2013	(12,600)
WHEAT	26	905,100	December 2013 - March 2014	(41,475)
ZINC (LME)	230	10,974,273	October 2013 - December 2014	157,883
			Net Unrealized Depreciation from Open Short Futures Contracts	(320,399)

			Net Unrealized Appreciation from Open Futures Contracts	$ 1,059,101

+ This investment is a holding of MutualHedge Fund Limited CFC.

++ This schedule provides the detail of futures contracts the Fund held as of the date of the financial statements, September 30, 2013. The amounts shown in column 3 ("Notional Amount at Value") of this Schedule are the underlying reference amounts to stock exchange indices, equities and foreign currencies upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund's futures contracts. Further, the underlying price changes in relation to variables specified by the notional values affects the fair value of these derivative financial instruments. Finally, the notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund. The Fund is fully at risk for its investments in the commodity pools (consolidated as of September 30, 2013) outlined in the Notes to Consolidated Financial Statements in this report, which totals approximately $42,380,389.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2013

ASSETS
Investment securities:
At cost	$ 543,575,954
At fair value	$ 540,176,086
Cash	45,197,731
Cash at brokers - futures margin balance	29,094,277
Net unrealized appreciation from open futures contracts	1,059,101
Net unrealized appreciation from forward foreign currency contracts	380,369
Receivable for securities sold	24,980,867
Receivable for fund shares sold	1,820,426
Dividends and interest receivable	204,993
Due from brokers	26,460
Prepaid expenses and other assets	69,044
TOTAL ASSETS	643,009,354

LIABILITIES
Unrealized depreciation on swap contract	49,120,666
Options written, at fair value (Premiums received $4,785,198)	1,946,402
Due to broker - swap contract	17,958,600
Payable for fund shares repurchased	2,716,644
Investment advisory fees payable	757,589
Fees payable to other affiliates	117,683
Distribution (12b-1) fees payable	107,908
Management fees payable	32,840
Accrued expenses and other liabilities	291,548
TOTAL LIABILITIES	73,049,880
NET ASSETS	$ 569,959,474

Composition of Net Assets:
Paid in capital	$ 676,555,902
Accumulated net investment loss	(63,098,599)
Accumulated net realized gain from security transactions, options contracts, futures contracts, forward foreign currency exchange contracts, currency translations and swap contract	2,884,291
Net unrealized depreciation of investments, futures contracts, options contracts, forward foreign currency exchange contracts and swap contract	(48,242,268)
Net assets - controlling interest	568,099,326
Non-controlling interest	1,860,148
NET ASSETS	$ 569,959,474

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2013

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 278,757,050
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	31,494,620
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)(b)	$ 8.85
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (c)	$ 9.39

Class C Shares:
Net Assets	$ 53,153,969
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	6,145,349
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 8.65

Class I Shares:
Net Assets	$ 236,188,307
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	26,558,316
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 8.89

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2013

INVESTMENT INCOME
Dividends	$ 7,211,149
Interest	326,897
TOTAL INVESTMENT INCOME	7,538,046
EXPENSES
Investment advisory fees +	13,242,336
Distribution (12b-1) fees:
Class A	1,051,134
Class C	672,972
Transfer agent fees	876,230
Administrative services fees+	762,044
Management fees+	339,331
Professional fees+	177,505
Non 12b-1 shareholder services fees	149,920
Incentive fees+	257,967
Accounting services fees	119,160
Custodian fees	117,053
Registration fees	59,941
Printing and postage expenses	49,961
Insurance expense	48,367
Compliance officer fees	29,677
Interest expense+	9,217
Trustees fees and expenses	7,494
Other expenses+	174,575
TOTAL EXPENSES	18,144,884
Less: Fees waived by the Advisor	(908,115)
NET EXPENSES	17,236,769
NET INVESTMENT LOSS	(9,698,723)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investment transactions	(1,271,249)
Swap contract	(8,341,110)
Futures contracts	(24,764,210)
Options written	1,394,966
Forward foreign currency contracts and currency translations	(4,892,405)
Broker commissions	(1,777,283)
Distributions from exchange traded funds	486,776
(39,164,515)
Net change in unrealized appreciation (depreciation) of:
Investments	(9,442,052)
Options written	2,546,524
Futures contracts	(819,575)
Forward foreign currency contracts	(235,187)
Swap contract	(31,693,900)
(39,644,190)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(78,808,705)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (88,507,428)
Net loss attributable to non-controlling interests	(3,147,830)
NET DECREASE IN NET ASSETS FROM OPERATIONS
ATTRIBUTABLE TO MUTUALHEDGE FRONTIER LEGENDS FUND	$ (91,655,258)
+ This includes an expense of MutualHedge Fund Limited CFC. See Note 4.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012
FROM OPERATIONS
Net investment loss	$ (9,698,723)	$ (11,901,300)
Net realized loss from investment transactions, written options swap contract, futures contracts, forward foreign
currency contracts and currency translations	(39,651,291)	(8,619,878)
Distributions from exchange traded funds	486,776	526,579
Net change in unrealized appreciation (depreciation)
of investments, futures contracts, options written, forward
foreign currency contracts and swap contract	(39,644,190)	(5,974,220)
Net loss attributable to the non-controlling interest	(3,147,830)	-
Net decrease in net assets resulting from operations	(91,655,258)	(25,968,819)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	-	(18,319,707)
Class C	-	(2,268,513)
Class I	-	(8,861,214)
From net realized gains
Class A	-	(107,294)
Class C	-	(14,612)
Class I	-	(49,846)
Net decrease in net assets from distributions to shareholders	-	(29,621,186)

CAPITAL TRANSACTIONS - CONTROLLING INTEREST
Proceeds from shares sold:
Class A	124,450,737	306,351,505
Class C	17,708,910	36,693,194
Class I	166,055,763	291,521,279
Net asset value of shares issued in reinvestment of distributions:
Class A	-	15,564,320
Class C	-	2,081,622
Class I	-	6,922,555
Redemption fee proceeds:
Class A	50,673	45,283
Class C	6,624	5,647
Class I	19,860	17,037
Payments for shares redeemed:
Class A	(300,407,981)	(241,888,348)
Class C	(34,504,021)	(15,635,736)
Class I	(227,540,184)	(109,235,025)
Total Increase (Decrease) in Net Assets from Capital Transactions -
Controlling Interest	(254,159,619)	292,443,333

TOTAL INCREASE (DECREASE) IN NET ASSETS -
CONTROLLING INTEREST	(345,814,877)	236,853,328

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012

CAPITAL TRANSACTIONS - NON-CONTROLLING INTEREST
Proceeds from contributions	7,531,389	1,033,370
Withdrawals	(3,407,952)	(148,829)
Total Increase in Net Assets from Capital Transactions -
Non-controlling Interest	4,123,437	884,541

NET ASSETS
Beginning of Period	911,650,914	673,913,045
End of Period *	$ 569,959,474	$ 911,650,914
*Includes accumulated net investment loss of:	$ (63,098,599)	$ (61,070,356)

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012

SHARE ACTIVITY
Class A:
Shares Sold	13,059,363	30,150,500
Shares Reinvested	-	1,568,649
Shares Redeemed	(32,036,569)	(23,990,329)
Net increase (decrease) in shares of beneficial interest outstanding	(18,977,206)	7,728,820

Class C:
Shares Sold	1,899,115	3,660,277
Shares Reinvested	-	211,943
Shares Redeemed	(3,728,663)	(1,574,620)
Net increase (decrease) in shares of beneficial interest outstanding	(1,829,548)	2,297,600

Class I:
Shares Sold	17,323,074	28,628,310
Shares Reinvested	-	697,757
Shares Redeemed	(24,034,032)	(10,835,644)
Net increase (decrease) in shares of beneficial interest outstanding	(6,710,958)	18,490,423

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class A
		Year Ended		Year Ended		Year Ended		Period Ended
		September 30,		September 30,		September 30,		September 30,
		2013		2012		2011		2010 (1)
Net asset value, beginning of period		$ 9.94		$ 10.67		$ 10.10		$ 10.00

Activity from investment operations:
	Net investment loss (2)	(0.12)		(0.14)		(0.51)		(0.09)
	Net realized and unrealized
	gain (loss) on investments	(0.97)		(0.22)		1.43		0.19
Total from investment operations		(1.09)		(0.36)		0.92		0.10

Less distributions from:
	Net investment income	-		(0.37)		(0.35)		-
	Net realized gains	-		(0.00)	(10)	(0.00)	(10)	-
Total distributions		-		(0.37)		(0.35)		-

Paid-in-Capital From Redemption Fees (10)		0.00		0.00		0.00		0.00

Net asset value, end of period		$ 8.85		$ 9.94		$ 10.67		$ 10.10

Total return (3)		(10.97)%		(3.33)%		9.32%		1.00%	(9)

Net assets, at end of period (000s)		$ 278,757		$ 501,465		$ 456,108		$ 113,177

Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average
	net assets (4)(7)(12)	2.35%		2.41%		5.96%		-	(11)
Ratio of net expenses to average
	net assets (7)(13)	2.24%		2.38%		5.93%	(6)	-	(11)
Ratio of net investment loss
	to average net assets (8)(14)	(1.27)%		(1.41)%		(4.87)%		-	(11)

Portfolio Turnover Rate		0%	(15)	9%		68%		0%	(9)

(1)	The MutualHedge Frontier Legends Fund's Class A shares commenced operations December 31, 2009.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(7)	Does not include the expenses of other exchange traded funds in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.

(9)	Not annualized.
(10)	Amount represents less than $0.01 per share.
(11)	If the income and expenses of MFL-CFC had been included for the period ended September 30, 2010,
	the ratios would have been as follows:

Ratio of gross expenses to average
	net assets (4)(7)							9.21%	(5)
Ratio of net expenses to average
	net assets (7)							8.43%	(5)
Ratio of net investment loss
	to average net assets (8)							(7.42)%	(5)
(12)	Ratio of gross expenses to average
	net assets excluding the expenses of MFL-CFC (4)(7)	1.98%		1.89%		1.97%		2.98%	(5)
(13)	Ratio of net expenses to average
	net assets excluding the expenses of MFL-CFC (7)	1.86%		1.86%		1.93%	(6)	2.20%	(5)
(14)	Ratio of net investment loss to average net assets
	excluding the income and expenses of MFL-CFC (8)	(0.90)%		(0.90)%		(0.85)%		(1.19)%	(5)
(15)	Amount represents less than 1%.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class C
		Year Ended		Year Ended		Year Ended		Period Ended
		September 30,		September 30,		September 30,		September 30,
		2013		2012		2011		2010 (1)
Net asset value, beginning of period		$ 9.78		$ 10.55		$ 10.05		$ 10.00

Activity from investment operations:
	Net investment loss (2)	(0.19)		(0.22)		(0.58)		(0.14)
	Net realized and unrealized
	gain (loss) on investments	(0.94)		(0.21)		1.41		0.19
Total from investment operations		(1.13)		(0.43)		0.83		0.05

Less distributions from:
	Net investment income	-		(0.34)		(0.33)		-
	Net realized gains	-		(0.00)	(10)	(0.00)	(10)	-
Total distributions		-		(0.34)		(0.33)		-

Paid-in-Capital From Redemption Fees (10)		0.00		0.00		0.00		0.00

Net asset value, end of period		$ 8.65		$ 9.78		$ 10.55		$ 10.05

Total return (3)		(11.55)%		(4.09)%		8.45%		0.50%	(9)

Net assets, at end of period (000s)		$ 53,154		$ 78,011		$ 59,920		$ 8,836

Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average
	net assets (4)(7)(12)	3.10%		3.16%		6.71%		-	(11)
Ratio of net expenses to average
	net assets (7)(13)	2.99%		3.13%		6.67%	(6)	-	(11)
Ratio of net investment loss
	to average net assets (8)(14)	(2.02)%		(2.17)%		(5.62)%		-	(11)

Portfolio Turnover Rate		0%	(15)	9%		68%		0%	(9)

(1)	The MutualHedge Frontier Legends Fund's Class C shares commenced operations December 31, 2009.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(7)	Does not include the expenses of other exchange traded funds in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the exchange traded funds in which the Fund invests.

(9)	Not annualized.
(10)	Amount represents less than $0.01 per share.
(11)	If the income and expenses of MFL-CFC had been included for the period ended September 30, 2010,
	the ratios would have been as follows:

Ratio of gross expenses to average
	net assets (4)(7)							12.20%	(5)
Ratio of net expenses to average
	net assets (7)							9.18%	(5)
Ratio of net investment loss
	to average net assets (8)							(8.21)%	(5)
(12)	Ratio of gross expenses to average
	net assets excluding the expenses of MFL-CFC (4)(7)	2.73%		2.65%		2.71%		5.97%	(5)
(13)	Ratio of net expenses to average
	net assets excluding the expenses of MFL-CFC (7)	2.61%		2.61%		2.67%	(6)	2.95%	(5)
(14)	Ratio of net investment loss to average net assets
	excluding the income and expenses of MFL-CFC (8)	(1.65)%		(1.65)%		(1.60)%		(1.99)%	(5)
(15)	Amount represents less than 1%.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class I
		Year Ended		Year Ended		Period Ended
		September 30,		September 30,		September 30,
		2013		2012		2011 (1)
Net asset value, beginning of period		$ 9.96		$ 10.68		$ 10.23

Activity from investment operations:
	Net investment loss (2)	(0.10)		(0.07)		(0.16)
	Net realized and unrealized
	gain (loss) on investments	(0.97)		(0.26)		0.61
Total from investment operations		(1.07)		(0.33)		0.45

Less distributions from:
	Net investment income	-		(0.39)		-
	Net realized gains	-		(0.00)	(9)	-
Total distributions		-		(0.39)		-

Paid-in-Capital From Redemption Fees (9)		0.00		(0.00)		0.00

Net asset value, end of period		$ 8.89		$ 9.96		$ 10.68

Total return (3)		(10.74)%		(3.08)%		4.40%	(8)

Net assets, at end of period (000s)		$ 236,188		$ 331,291		$ 157,885

Ratios including the income and expenses of MFL-CFC
Ratio of gross expenses to average
	net assets (4)(6)(10)	2.10%		2.17%		5.43%	(5)
Ratio of net expenses to average
	net assets (6)(11)	1.99%		2.13%		5.33%	(5)
Ratio of net investment loss
	to average net assets (7)(12)	(1.03)%		(1.19)%		(4.36)%	(5)

Portfolio Turnover Rate		0%	(13)	9%		68%	(8)

(1)	The MutualHedge Frontier Legends Fund's Class I shares commenced operations May 24, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Does not include the expenses of other exchange traded funds in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the
	exchange traded funds in which the Fund invests.
(8)	Not annualized.
(9)	Amount represents less than $0.01 per share.
(10)	Ratio of gross expenses to average
	net assets excluding the expenses of MFL-CFC (4)(6)	1.73%		1.65%		1.70%	(5)
(11)	Ratio of net expenses to average
	net assets excluding the expenses of MFL-CFC (6)	1.61%		1.61%		1.61%	(5)
(12)	Ratio of net investment loss to average net assets
	excluding the income and expenses of MFL-CFC (7)	(0.65)%		(0.67)%		(0.62)%	(5)
(13)	Amount represents less than 1%.

See accompanying notes to consolidated financial statements.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2013

1.

ORGANIZATION

The MutualHedge Frontier Legends Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.   The Fund currently offers three distinct share classes; Class A, Class C and Class I shares. The Fund seeks to achieve capital appreciation in both rising and falling (bull and bear) equity markets with an annual volatility that is generally lower than the volatility experienced by the S&P 500 Index. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A, Class C and Class I shares.    Class C and Class I shares are offered at net asset value.   Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Investments in trading companies are valued at a fair value based on the net asset value as reported by underlying trading companies. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Equinox Fund Management, LLC (the “Advisor”) fair values the investments of systematic trading companies based on the Commodity Trading Advisor’s (the “CTA”) estimated position information on a same-trading day basis. The Advisor reviews and approves current day pricing of the CTA positions, as received from the administrator of the systematic trading company, which includes intra-day volatility and volume, expenses and daily performance fees, which is then used to determine a daily fair value NAV for each CTA. The Advisor’s fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 367,334,950	$ -	$ -	$ 367,334,950
Structured Note	-	14,632,500	-	14,632,500
Systematic Trading Companies	-	2,789,052	-	2,789,052
Purchased Options	-	2,536,410	-	2,536,410
Short-Term Investments	152,883,174	-	-	152,883,174
Futures Contracts	1,059,101	-	-	1,059,101
Forward Foreign Currency Contracts	-	380,369	-	380,369
Total	$ 521,277,225	$ 20,338,331	$ -	$ 541,615,556

Liabilities	Level 1	Level 2	Level 3	Total
Swap Contract	$ -	$ 49,120,666	$ -	$ 49,120,666
Written Options	-	1,946,402	-	1,946,402
Total	$ -	$ 51,067,068	$ -	$ 51,067,068

There were no transfers in to or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers in to or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include MutualHedge Fund Limited (“MFL-CFC”), a wholly owned and controlled subsidiary. The consolidated financial statements of MFL-CFC include the financial statements of certain majority owned systematic trading companies. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund's investments in the MFL-CFC is as follows:

	Inception Date of MFL-CFC	MFL-CFC Net Assets at September 30, 2013	% of the Fund’s Total Net Assets at September 30, 2013
MFL-CFC	1/12/2010	$ 135,248,717	23.73%

MFL-CFC, through its investments in systematic trading companies, utilizes commodity based derivative products to facilitate the Fund’s pursuit of its investment objective. The systematic trading companies are majority owned commodity pool subsidiaries which invest in global derivatives markets through multiple CTAs, each of whom is registered with the U.S. Commodity Futures Trading Commission and each of whom operate multiple trading programs. CTAs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options and forward contracts. It is anticipated the CTA programs will be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products. MFL-CFC maintained a controlling economic interest (greater than 50%) in the systematic trading companies during the year ended September 30, 2013 and consolidated the operations of each systematic trading company for the year ended September 30, 2013. The non-controlling interest is the portion of equity ownership in each systematic trading company not attributable to MFL-CFC or the Fund. MFL-CFC accounted for its investment in each systematic trading company at fair value, utilizing the net asset value provided by the underlying investment advisor. Investments in the systematic trading companies may be withdrawn on any business day given two business days’ notice.

During the year ended September 30, 2013, MFL-CFC held a majority of the outstanding units of the following systemic trading companies: E2 Beach Horizon TradeCo. – Horizon Program LLC, E2 Cantab TradeCo LLC, E2 John Locke TradeCo – Cyril Program LLC, E2 Mesirow TradeCo – Absolute Return Plus Program LLC, E2 QCM TradeCo – Global Diversified Program LLC, E2 QIM TradeCo – Global Program LLC, E2 Quest TradeCo – QTI Program LLC and E2 Tiverton TradeCo – Discretionary Program LLC.  MFL-CFC held a majority of the outstanding units of WNTN TradeCo – Diversified Program, LLC E2 (WNTN) for the period from February 4, 2013 through July 19, 2013. The consolidated financial statements include the results of operations of WNTN for the period from February 4, 2013 through September 30, 2013 on which date MFL-CFC lost financial control and, therefore, deconsolidated WNTN.

The trading companies have engaged Beach Horizon LLP (Beach), Cantab Capital Partners LLP (Cantab), John Lock Investments SA (John Locke), Mesirow Financial Commodities Management, LLP (Mesirow), Quality Capital Management, Ltd. (QCM), Quantitative Investment Management, LLC (QIM), Quest Partners LLC (Quest) Tiverton Trading (Tiverton) and Winton Capital Management Ltd. (Winton), (each, a “CTA”), to provide trading advisory services to the relevant trading company.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

For tax purposes, MFL-CFC is an exempted Cayman investment company. MFL-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MFL-CFC is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, MFL-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that the part of the Fund’s cash is held at the Broker. The Fund could be unable to recover assets held at the Broker, including assets directly traceable to the Fund, in the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions and has concluded that no liability should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010 – 2012) or expected to be taken on the Fund’s 2013 return. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Forward Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Consolidated Statement of Operations. For the year ended September 30, 2013, the Fund had realized losses of $4,973,457 from forward foreign currency contracts.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.   Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.  If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.   The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.  Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.  With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. For the year ended September 30, 2013, the Fund had realized losses of $24,764,210 from futures contracts.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.   Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day as reported by the swap counterparty.   Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations.

MFL-CFC maintains short-term investments, up to 20% of the notional value of the swap, as collateral to secure its obligations under the swap.  As of September 30, 2013, the notional value of the swap was $675,869,618.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities.   The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.   In order to maintain prudent risk exposure to the counterparty, the Advisor will reduce exposure to the counterparty whenever that exposure exceeds 5% of the net assets of the Fund for a period of one week or such lesser time as the Advisor may determine. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety. For the year ended September 30, 2013, the net change in unrealized depreciation on the swap contract was $31,693,900. For the year ended September 30, 2013, the Fund had realized losses of $8,341,110 on the swap contract.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

Options Transactions – The Fund is subject to equity price risk, interest rate risk, commodity risk and currency risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

When the Fund writes a put or call option, an amount equal to the premium received is included in the consolidated statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended September 30, 2013, the Fund had a loss of $2,715,938 on purchased options and this loss is included in the line item marked “Net realized gain from investment transactions” on the Consolidated Statement of Operations in this shareholder report.   The net change in unrealized appreciation (depreciation) on purchased options was $(2,726,287) as of the period end and is included in the line marked “Net change in unrealized appreciation (depreciation) of investments” on the Consolidated Statement of Operations.

For the year ended September 30, 2013, the Fund had a realized gain of $1,394,966 on options written and this gain is included in the line item marked “Net realized gain (loss) from options written” on the Consolidated Statement of Operations in this shareholder report.  The net change in unrealized appreciation (depreciation) on written options was $2,546,524 as of the year ended September 30, 2013 and is included in the line marked “Net change in unrealized appreciation (depreciation) of options written” on the Consolidated Statement of Operations.

Transactions in option contracts written by the Fund during the year ended September 30, 2013, were as follows:

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

	Number of Contracts	Premiums Received
Options outstanding, at September 30, 2012	996	$ 2,156,352
Options written	10,703	13,495,959
Options expired	(1,424)	(980,702)
Options closed	(8,788)	(9,886,411)
Options outstanding, at September 30, 2013	1,487	$ 4,785,198

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2013:

Location on the Consolidated Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Commodity Contracts	Investment Securities, at fair value	Options written, at fair value
Equity/Currency/ Commodity/ Interest Rate Contracts	Net unrealized appreciation from open futures contracts	Unrealized depreciation on swap contract
Currency Contracts	Net unrealized appreciation on forward foreign currency contracts
Interest Rate Contracts	Investment Securities, at fair value	Options written, at fair value

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of September 30, 2013:

Asset Derivatives Investment Fair Value
	Commodity	Currency	Equity	Interest Rate	Total as of September 30, 2013
Options Purchased	$ 2,524,910	$ -	$ -	$ 11,500	$ 2,536,410
Forward Foreign Currency Contracts	-	380,369	-	-	380,369
Futures Contracts	376,772	400,889	(485,249)	766,689	1,059,101
	$ 2,901,682	$ 781,258	$ (485,249)	$ 778,189	$ 3,975,880

Liability Derivatives Investment Fair Value
	Commodity	Currency	Equity	Interest Rate	Total as of September 30, 2013
Options Written	$ 1,837,008	$ 109,394	$ -	$ -	$ 1,946,402
Swap Contract	49,120,666	-		-	49,120,666
	$ 50,957,674	$ 109,394	$ -	$ -	$ 51,067,068

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2013:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts
Net realized gain (loss) from futures contracts
Net realized gain (loss) from forward foreign currency exchange contracts
Net realized gain (loss) from investment transactions
Net realized gain (loss) from options written
Net realized gain (loss) from swap contract
Net change in unrealized appreciation/depreciation from futures contracts
Net change in unrealized appreciation/depreciation from forward foreign currency contracts
Net change in unrealized appreciation/depreciation from investments
Net change in unrealized appreciation/depreciation from options written
Net change in unrealized appreciation/depreciation from swap contract

The following is a summary of the Fund’s realized and unrealized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2013:

Net Change in unrealized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	Total for the Year Ended September 30, 2013
Futures	$ (1,045,597)	$ 596,881	$ (2,315,434)	$ 1,944,575	$ (819,575)
Options Purchased	(2,919,855)	1,350	188,968	3,250	(2,726,287)
Options Written	2,668,637	(61,099)	(61,014)	-	2,546,524
Swap Contract	(31,693,900)	-	-	-	(31,693,900)
Forward Foreign Currency Contracts	-	(235,187)	-	-	(235,187)
	$ (32,990,715)	$ 301,945	$ (2,187,480)	$ 1,947,825	$ (32,928,425)

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	Total for the Year Ended September 30, 2013
Futures	$ (11,787,084)	$ (3,172,403)	$ 5,325,006	$ (15,129,729)	$ (24,764,210)
Options Purchased	(2,440,755)	1,422,126	(1,425,130)	(272,179)	(2,715,938)
Options Written	1,526,721	(544,226)	463,328	(50,857)	1,394,966
Swap Contract	(8,341,110)	-	-	-	(8,341,110)
Forward Foreign Currency Contracts	-	(4,973,457)	-	-	(4,973,457)
	$ (21,042,228)	$ (7,267,960)	$ 4,363,204	$ (15,452,765)	$ (39,399,749)

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

The derivative instruments outstanding as of September 30, 2013 as disclosed in the Consolidated Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Structured Notes – There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes the Fund invests in, which may make it difficult for the Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Trust will not invest in any structured notes unless Fund’s management believes that the issuer is creditworthy, the Fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.

Fluctuations in the value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured note is sold or matures.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to $887,975 and $55,675,987 respectively.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Equinox Fund Management, LLC serves as the Fund’s investment advisor. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.45% of the Fund’s average daily net assets.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until May 31, 2014, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs (such as interest and dividend expenses on securities sold short), taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.86%, 2.61% and 1.61% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively.   Prior to February 1, 2011, the Advisor had agreed to waive a portion of its advisory fee and reimburse the Fund for other expenses so that the total expenses incurred by the Fund did not exceed 2.20% and 2.95% per annum of the Fund’s average daily net assets for Class A and Class C shares, respectively. For the year ended September 30, 2013, the Advisor waived fees in the amount of $908,115.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's operating expenses are subsequently less than 1.86%, 2.61% and 1.61% of average daily net assets attributable to Class A, Class C and Class I shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.86%, 2.61% and 1.61% of average daily net assets for each share class. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.86%, 2.61% and 1.61%, respectively per annum of the average daily net assets, the reimbursements shall be suspended.

The following amounts are subject to recapture by the Fund by the following dates:

9/30/2014	$151,935
9/30/2015	$301,993
9/30/2016	$908,115

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

Pursuant to the terms of the respective Advisory Agreements between each CTA and the relevant trading company, Beach, Cantab, John Locke, Mesirow, QCM, QIM, Quest, Tiverton and Winton are entitled to receive an advisory fee on a monthly basis in respect of futures trading advisory services provided to such trading company. Such fee is accrued daily and paid monthly equal to annual percentages of net assets ranging from 0.45% to 1.25%, in accordance with each individual CTA advisory agreement. The total advisory fee charged to MFL-CFC for the year ended September 30, 2013 was $1,905,048.

The CTAs are entitled to receive an Incentive fee in respect of each of the CTA portfolios.  Pursuant to Advisory Agreements, the CTAs received percentages of the new high net trading profits at the end of each calendar quarter during the year ended September 30, 2013 ranging from 20.00% to 25.00%, in accordance with each individual CTA advisory agreement.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

New high net trading profits is equal to the net profits of the trading company during the period, if any, including gross realized trading profits plus or minus the change in unrealized profit (loss) on open positions minus broker commissions, exchange fees and other transaction related fees and expenses charged in connection with the trading company’s trading activities. The total incentive fees charged to MFL-CFC for the year ended September 30, 2013 was $257,967.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares (“Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A and 1.00% of its average daily net assets for Class C shares which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class C shares. The Distributor is an affiliate of GFS. During the year ended September 30, 2013, the Distributor received $311,611 in underwriting commissions for sales of Class A shares, of which $41,828 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

5. REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2013, the Fund assessed $77,157 in redemption fees.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

Fiscal Year Ended
September 30, 2012
Ordinary Income	$ 26,424,714
Long-Term Capital Gain	182,469
Return of Capital	3,014,003
$ 29,621,186

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

There is no distribution for fiscal year ended September 30, 2013.

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post October	Other	Unrealized	Total
Ordinary	Long-Term	Loss	and Late Year	Book/Tax	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	Differences	(Depreciation)	Earnings/(Deficits)
$ -	$ 885,496	$ -	$ (5,556,477)	$ (104,296,943)	$ (120,406)	$ (109,088,330)

The difference between book basis and tax basis unrealized depreciation, accumulated net investment loss and accumulated net realized gain is primarily attributable to the tax treatment of the Fund’s wholly-owned subsidiary.  Other book/tax differences are primarily attributable to adjustments resulting from the Fund’s investment in its wholly-owned subsidiary.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $5,556,477.

Permanent book and tax differences, primarily attributable to net operating losses, resulted in reclassification for the period ended September 30, 2013 as follows:

Accumulated Net Realized
Paid in	Accumulated Net	Gain/(Loss) from Security
Capital	Investment Loss	Transactions
$ (7,670,480)	$ 7,670,480	$ -

7.  NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

MutualHedge Frontier Legends Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2013

8. PROXY VOTING (Unaudited)

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark Garbin, Mark D. Gersten, John V. Palancia, Andrew Rogers and Mark H. Taylor to the Board of Trustees of the Trust.

Shares Voted

         Shares Voted Against

             In Favor

   or Abstentions

Mark Garbin

  609,702,446

      7,380,704

Mark D. Gersten

  609,750,246

      7,332,904

John V. Palancia

  609,370,118

      7,713,033

Andrew Rogers

  609,691,730

      7,391,421

Mark H. Taylor

  608,885,975

      8,197,175

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

9.  SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the consolidated financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements other than described below.

Effective December 9, 2013, the Fund’s name will change to Equinox MutualHedge Futures Strategy Fund. The Board of Trustees approved this name change at a meeting on September 24, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of MutualHedge Frontier Legends Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments of MutualHedge Frontier Legends Fund (the Fund), a separate series of the Northern Lights Fund Trust, as of September 30, 2013, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the three years in the period then ended and for the period from December 31, 2009 (commencement of operations) through September 30, 2010.  These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MutualHedge Frontier Legends Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from December 31, 2009 (commencement of operations) through September 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado

November 27, 2013

MutualHedge Frontier Legends Fund

EXPENSE EXAMPLES

September 30, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period* 4/1/13 – 9/30/13	Expense Ratio During Period** 4/1/13 – 9/30/13
Class A	$1,000.00	$918.00	$10.77	2.24%
Class C	1,000.00	915.30	14.36	2.99%
Class I	1,000.00	919.30	9.57	1.99%

Hypothetical (5% return before expenses)	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period* 4/1/13 – 9/30/13	Expense Ratio During Period** 4/1/13 – 9/30/13
Class A	$1,000.00	$1,013.84	$11.31	2.24%
Class C	1,000.00	1,010.08	15.07	2.99%
Class I	1,000.00	1,015.09	10.05	1.99%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**Annualized.

MutualHedge Frontier Legends Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Effective September 24, 2013 each of the Trustees is also a Director of MutualHedge Fund Ltd. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	100

AdvisorOne Funds (12 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	100	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	118

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	118	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	100	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	100	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

MutualHedge Frontier Legends Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

September 30, 2013

    Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***^ Born in 1952	Trustee 2005-2013; Chairman of the Board 2005-2013	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004)	100	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (2010-2013); Northern Lights Variable Trust (2006-2013)
Andrew Rogers 80 Arkay Drive**** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	100	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola was an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).  Mr. Miola resigned effective September 24, 2013.

****Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at1-888-643-3431.

9/30/13 – NLFT_v2

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISOR

Equinox Fund Management, LLC
1775 Sherman St. Suite 2500

Denver, CO 80264

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $37,500

2012 - $45,000

2011 - $40,000

2010 - $ 50,000

(b)

Audit-Related Fees

2012 – None

2011 – None

2010 – None

(c)

Tax Fees

2013 - $ 7,500

2012 - $ 8,000

2011 - $ 10,000

2010 - $ 10,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

2011 - None

2010 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

 2013                   2012

2011

2010

Audit-Related Fees:

0.00%

               0.00%

0.00%

0.00%

Tax Fees:

0.00%

               0.00%

0.00%

0.00%

All Other Fees:

0.00%

               0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                   2013 - None

                   2012 - None

2011 - None

2010 - None

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/05/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/05/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/05/13